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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	58-2332639 (I.R.S. Employer Identification No.)
135 North Church Street Spartanburg, South Carolina 29306 (864) 342-5600 (Address of principal executive offices)

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

        Securities Act registration statement file number to which this form relates: No. 333-118227

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, par value $.01 per share	New York Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act:    None

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Information with respect to the Common Stock, par value $.01 per share, is incorporated herein by reference to the section captioned "Description of Capital Stock" in the registrant's prospectus included in the Registration Statement on Form S-1 (Registration No. 333-118227), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Commission"). The Registration Statement was originally filed with the Commission on August 13, 2004 and amended on September 22, 2004, October 21, 2004, October 29, 2004 and November 15, 2004 and may hereafter be amended. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

ITEM 2.    EXHIBITS.

        None

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
Dated: November 22, 2004	By:	/s/ WILLIAM M. WEBSTER, IV
Name: William M. Webster, IV Title: Chief Executive Officer and Director

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